Exhibit No. 24

PPG INDUSTRIES, INC.

POWER OF ATTORNEY

(PPG Industries, Inc. Stock Plan)

I, JAMES G. BERGES, a Director of PPG Industries, Inc. (the “Corporation”), a Pennsylvania corporation, hereby constitute and appoint Raymond W. LeBoeuf, W. H. Hernandez, James C. Diggs, Michael C. Hanzel and J. Christopher Clifton, or any one or more of them, my true and lawful attorneys or attorneys-in-fact, with full power of substitution and revocation, to sign, in my name and on my behalf as a Director of the Corporation, a Registration Statement to be filed by the Corporation with the Securities and Exchange Commission (and any and all amendments thereto, including post-effective amendments) for the purpose of effecting the registration or deregistration, or maintaining the effectiveness of the registration, under the Securities Act of 1933, as amended, of Common Stock of the Corporation to be distributed, or which may be distributed, under the PPG Industries, Inc. Stock Plan.

WITNESS my hand this 10th day of August, 2004.

/s/ JAMES G. BERGES
JAMES G. BERGES

Exhibit No. 24

PPG INDUSTRIES, INC.

POWER OF ATTORNEY

(PPG Industries, Inc. Stock Plan)

I, CHARLES E. BUNCH, a Director of PPG Industries, Inc. (the “Corporation”), a Pennsylvania corporation, hereby constitute and appoint Raymond W. LeBoeuf, W. H. Hernandez, James C. Diggs, Michael C. Hanzel and J. Christopher Clifton, or any one or more of them, my true and lawful attorneys or attorneys-in-fact, with full power of substitution and revocation, to sign, in my name and on my behalf as a Director of the Corporation, a Registration Statement to be filed by the Corporation with the Securities and Exchange Commission (and any and all amendments thereto, including post-effective amendments) for the purpose of effecting the registration or deregistration, or maintaining the effectiveness of the registration, under the Securities Act of 1933, as amended, of Common Stock of the Corporation to be distributed, or which may be distributed, under the PPG Industries, Inc. Stock Plan.

WITNESS my hand this 11th day of August, 2004.

/s/ CHARLES E. BUNCH
CHARLES E. BUNCH

Exhibit No. 24

PPG INDUSTRIES, INC.

POWER OF ATTORNEY

(PPG Industries, Inc. Stock Plan)

I, ERROLL B. DAVIS, JR., a Director of PPG Industries, Inc. (the “Corporation”), a Pennsylvania corporation, hereby constitute and appoint Raymond W. LeBoeuf, W. H. Hernandez, James C. Diggs, Michael C. Hanzel and J. Christopher Clifton, or any one or more of them, my true and lawful attorneys or attorneys-in-fact, with full power of substitution and revocation, to sign, in my name and on my behalf as a Director of the Corporation, a Registration Statement to be filed by the Corporation with the Securities and Exchange Commission (and any and all amendments thereto, including post-effective amendments) for the purpose of effecting the registration or deregistration, or maintaining the effectiveness of the registration, under the Securities Act of 1933, as amended, of Common Stock of the Corporation to be distributed, or which may be distributed, under the PPG Industries, Inc. Stock Plan.

WITNESS my hand this 11th day of August, 2004.

/s/ ERROLL B. DAVIS, JR.
ERROLL B. DAVIS, JR.

Exhibit No. 24

PPG INDUSTRIES, INC.

POWER OF ATTORNEY

(PPG Industries, Inc. Stock Plan)

I, MICHELE J. HOOPER, a Director of PPG Industries, Inc. (the “Corporation”), a Pennsylvania corporation, hereby constitute and appoint Raymond W. LeBoeuf, W. H. Hernandez, James C. Diggs, Michael C. Hanzel and J. Christopher Clifton, or any one or more of them, my true and lawful attorneys or attorneys-in-fact, with full power of substitution and revocation, to sign, in my name and on my behalf as a Director of the Corporation, a Registration Statement to be filed by the Corporation with the Securities and Exchange Commission (and any and all amendments thereto, including post-effective amendments) for the purpose of effecting the registration or deregistration, or maintaining the effectiveness of the registration, under the Securities Act of 1933, as amended, of Common Stock of the Corporation to be distributed, or which may be distributed, under the PPG Industries, Inc. Stock Plan.

WITNESS my hand this 10th day of August, 2004.

/s/ MICHELE J. HOOPER
MICHELE J. HOOPER

Exhibit No. 24

PPG INDUSTRIES, INC.

POWER OF ATTORNEY

(PPG Industries, Inc. Stock Plan)

I, THOMAS J. USHER, a Director of PPG Industries, Inc. (the “Corporation”), a Pennsylvania corporation, hereby constitute and appoint Raymond W. LeBoeuf, W. H. Hernandez, James C. Diggs, Michael C. Hanzel and J. Christopher Clifton, or any one or more of them, my true and lawful attorneys or attorneys-in-fact, with full power of substitution and revocation, to sign, in my name and on my behalf as a Director of the Corporation, a Registration Statement to be filed by the Corporation with the Securities and Exchange Commission (and any and all amendments thereto, including post-effective amendments) for the purpose of effecting the registration or deregistration, or maintaining the effectiveness of the registration, under the Securities Act of 1933, as amended, of Common Stock of the Corporation to be distributed, or which may be distributed, under the PPG Industries, Inc. Stock Plan.

WITNESS my hand this 11th day of August, 2004.

/s/ THOMAS J. USHER
THOMAS J. USHER

Exhibit No. 24

PPG INDUSTRIES, INC.

POWER OF ATTORNEY

(PPG Industries, Inc. Stock Plan)

I, DAVID R. WHITWAM, a Director of PPG Industries, Inc. (the “Corporation”), a Pennsylvania corporation, hereby constitute and appoint Raymond W. LeBoeuf, W. H. Hernandez, James C. Diggs, Michael C. Hanzel and J. Christopher Clifton, or any one or more of them, my true and lawful attorneys or attorneys-in-fact, with full power of substitution and revocation, to sign, in my name and on my behalf as a Director of the Corporation, a Registration Statement to be filed by the Corporation with the Securities and Exchange Commission (and any and all amendments thereto, including post-effective amendments) for the purpose of effecting the registration or deregistration, or maintaining the effectiveness of the registration, under the Securities Act of 1933, as amended, of Common Stock of the Corporation to be distributed, or which may be distributed, under the PPG Industries, Inc. Stock Plan.

WITNESS my hand this 11th day of August, 2004.

/s/ DAVID R. WHITWAM
DAVID R. WHITWAM